UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 2, 2021
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 2, 2021, Aramark (the “Company”) held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) at which the Company’s shareholders approved (1) the Company’s Third Amended and Restated 2013 Stock Incentive Plan (the “Amended Stock Plan”) and (2) the Aramark 2021 Employee Stock Purchase Plan (the "ESPP").
The Amended Stock Plan, among other things, increases the number of shares of common stock of the Company reserved for issuance under the Amended Stock Plan by an additional 3,500,000 shares. The Amended Stock Plan was previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval. The Amended Stock Plan became effective as of the date of such shareholder approval. The material features of the Amended Stock Plan are described in the Company’s definitive proxy statement for the 2021 Annual Meeting filed on December 23, 2020 (the “Proxy Statement”), under the heading "Proposal No 5 - Vote to Approve Third Amended and Restated 2013 Stock Incentive Plan," which is incorporated herein by reference. The above and incorporated description of the Amended Stock Plan is qualified in its entirety by reference to the Amended Stock Plan, which is included at Appendix A to the Company's Proxy Statement, and incorporated herein by reference as Exhibit 10.1 to this Form 8-K.

The ESPP is a new benefit that encourages broad employee stock ownership and allows eligible employees to purchase shares of the Company’s common stock at a discount. The ESPP was previously approved by the Board, subject to shareholder approval. The ESPP became effective as of the date of such shareholder approval. The material features of the ESPP are described in the Company’s Proxy Statement under the heading "Proposal No. 6 - Vote to Approve the Company's 2021 Employee Stock Purchase Plan," which is incorporated herein by reference. The above and incorporated description of the ESPP is qualified in its entirety by reference to the ESPP, which is included at Appendix B to the Company's Proxy Statement, and incorporated herein by reference as Exhibit 10.2 to this Form 8-K.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Company held its 2021 Annual Meeting on February 2, 2021. At the meeting shareholders voted on the matters disclosed in the Company’s Proxy Statement. Set forth below are the final voting results with respect to each matter voted upon by the Company’s shareholders:
1.Election of each of the following 12 director nominees to the Company’s Board to serve until the Company’s 2022 Annual Meeting or until his or her respective successor has been duly elected and qualified:

Nominees for Director	For	Against	Abstentions	Broker Non-Votes
Susan M. Cameron	185,263,598	3,411,762	172,552	9,562,081
Greg Creed	187,413,376	1,398,674	35,862	9,562,081
Calvin Darden	188,148,793	660,157	38,962	9,562,081
Richard W. Dreiling	183,384,984	5,289,242	173,686	9,562,081
Irene M. Esteves	182,688,601	6,124,912	34,399	9,562,081
Daniel J. Heinrich	188,352,969	458,890	36,053	9,562,081
Bridgette P. Heller	188,480,787	332,087	35,038	9,562,081
Paul C. Hilal	186,052,959	2,615,039	179,914	9,562,081
Karen M. King	188,478,368	332,902	36,642	9,562,081
Stephen I. Sadove	182,738,750	5,933,929	175,233	9,562,081
Arthur B. Winkleblack	188,186,800	624,950	36,162	9,562,081
John J. Zillmer	184,674,595	4,143,309	30,008	9,562,081

2.Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 1, 2021:

For	Against	Abstentions	Broker Non-Votes
198,153,152	112,876	143,965	0

3.Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement for the 2021 Annual Meeting of Shareholders filed on December 23, 2020:

For	Against	Abstentions	Broker Non-Votes
108,530,090	80,117,240	200,582	9,562,081

4.Vote on a non-binding, advisory basis, for the frequency of future votes to approve, in an advisory vote, the compensation of the Company's named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
183,357,371	17,106	5,402,339	71,096	9,562,081

Based on the results of this vote, and consistent with the Board of Directors’ recommendation, the Company’s Board of Directors determined that it currently intends to submit to shareholders an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

5.Approval of the Aramark Third Amended and Restated 2013 Stock Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
178,134,212	10,642,772	70,928	9,562,081

6.Approval of the Aramark 2021 Employee Stock Purchase Plan:

For	Against	Abstentions	Broker Non-Votes
188,156,937	656,941	34,034	9,562,081

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1
Aramark Third Amended and Restated 2013 Stock Incentive Plan of Aramark (incorporated by reference to Appendix A to the Company's Proxy Statement filed with the SEC on December 23, 2020 (file number 001-36223)).

10.2	Aramark 2021 Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company's Proxy Statement filed with the SEC on December 23, 2020 (file number 001-36223)).
104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	February 5, 2021	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and
General Counsel